UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 27, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-04                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2002-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On May 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 27, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  May 30, 2003     By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         May 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 27, 2003




                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               May 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1          69,000,000.00    59,837,591.58   4,820,137.32     121,171.12   4,941,308.44     0.00       0.00       55,017,454.26
AF_2          18,500,000.00    18,500,000.00           0.00      47,175.00      47,175.00     0.00       0.00       18,500,000.00
AF_3          38,000,000.00    38,000,000.00           0.00     117,483.33     117,483.33     0.00       0.00       38,000,000.00
AF_4          60,100,000.00    60,100,000.00           0.00     235,892.50     235,892.50     0.00       0.00       60,100,000.00
AF_5           4,830,000.00     4,830,000.00           0.00      20,326.25      20,326.25     0.00       0.00        4,830,000.00
AF_6          21,160,000.00    21,160,000.00           0.00      82,171.33      82,171.33     0.00       0.00       21,160,000.00
AV           286,410,000.00   272,518,669.47   6,414,456.19     426,340.32   6,840,796.51     0.00       0.00      266,104,213.28
M_1           45,000,000.00    45,000,000.00           0.00      95,600.00      95,600.00     0.00       0.00       45,000,000.00
M_2           36,000,000.00    36,000,000.00           0.00     107,840.00     107,840.00     0.00       0.00       36,000,000.00
B             21,000,000.00    21,000,000.00           0.00      89,973.33      89,973.33     0.00       0.00       21,000,000.00
R_1                    0.00             0.00           0.00           0.00           0.00     0.00       0.00                0.00
TOTALS       600,000,000.00   576,946,261.05  11,234,593.51   1,343,973.18  12,578,566.69     0.00       0.00      565,711,667.54

AIO_I         82,656,000.00    66,000,000.00           0.00     275,000.00     275,000.00     0.00       0.00       54,000,000.00
AIO_II       106,380,000.00    84,000,000.00           0.00     280,000.00     280,000.00     0.00       0.00       60,600,000.00
X_IO                 452.49   576,946,260.99           0.00   2,285,974.55   2,285,974.55     0.00       0.00      565,711,667.48

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       152314FW5      867.21147217    69.85706261      1.75610319    71.61316580     797.35440957       AF_1       2.430000 %
AF_2       152314FX3    1,000.00000000     0.00000000      2.55000000     2.55000000   1,000.00000000       AF_2       3.060000 %
AF_3       152314FY1    1,000.00000000     0.00000000      3.09166658     3.09166658   1,000.00000000       AF_3       3.710000 %
AF_4       152314FZ8    1,000.00000000     0.00000000      3.92500000     3.92500000   1,000.00000000       AF_4       4.710000 %
AF_5       152314GA2    1,000.00000000     0.00000000      4.20833333     4.20833333   1,000.00000000       AF_5       5.050000 %
AF_6       152314GB0    1,000.00000000     0.00000000      3.88333318     3.88333318   1,000.00000000       AF_6       4.660000 %
AV         152314GC8      951.49844443    22.39606225      1.48856646    23.88462871     929.10238218       AV         1.760000 %
M_1        152314GD6    1,000.00000000     0.00000000      2.12444444     2.12444444   1,000.00000000       M_1        2.390000 %
M_2        152314GE4    1,000.00000000     0.00000000      2.99555556     2.99555556   1,000.00000000       M_2        3.370000 %
B          152314GF1    1,000.00000000     0.00000000      4.28444429     4.28444429   1,000.00000000       B          4.820000 %
TOTALS                    961.57710175    18.72432252      2.23995530    20.96427782     942.85277923

AIO_I      N/A            798.49012776     0.00000000      3.32704220     3.32704220     653.31010453       AIO_I      5.000000 %
AIO_II     N/A            789.62210942     0.00000000      2.63207370     2.63207370     569.65595037       AIO_II     4.000000 %
X_IO       N/A                 ##          0.00000000           ##             ##               ##          X_IO       0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -5-

                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               May 27, 2003
                                           --------------------------

Sec. 7.09(ii)         Distributions Allocable to Principal
                      Group I
                      Scheduled Monthly Payments                                                                  230,262.29
                      Curtailments                                                                                249,037.73
                      Prepayments in Full                                                                       4,230,340.36
                      Loans Repurchased by Seller                                                                       0.00
                      Substitution Amounts                                                                              0.00
                      Net Liquidation Proceeds                                                                    101,423.94

                      Group II
                      Scheduled Monthly Payments                                                                  202,907.72
                      Curtailments                                                                                 86,643.48
                      Prepayments in Full                                                                       6,124,904.99
                      Loans Repurchased by Seller                                                                       0.00
                      Substitution Amounts                                                                              0.00
                      Net Liquidation Proceeds                                                                          0.00

                      Subordination Increase Amount                                                                     0.00
                      Excess Overcollateralization Amount                                                               0.00

Sec. 7.09(iv)         Class Interest Carryover Shortfall
                      Class AF-1                                                                                        0.00
                      Class AF-2                                                                                        0.00
                      Class AF-3                                                                                        0.00
                      Class AF-4                                                                                        0.00
                      Class AF-5                                                                                        0.00
                      Class AF-6                                                                                        0.00
                      Class AV                                                                                          0.00
                      Class M-1                                                                                         0.00
                      Class M-2                                                                                         0.00
                      Class B                                                                                           0.00

Sec. 7.09(v)          Class Principal Carryover Shortfall
                      Subordinate Certificates
                      Class M-1                                                                                         0.00
                      Class M-2                                                                                         0.00
                      Class B                                                                                           0.00

Sec. 7.09(vi)         Aggregate Loan Balance of Each Group
                      Group I Beginning Aggregate Loan Balance                                                202,427,591.58
                      Group I Ending Aggregate Loan Balance                                                   197,607,454.26

                      Group II Beginning Aggregate Loan Balance                                               374,518,669.41
                      Group II Ending Aggregate Loan Balance                                                  368,104,213.22

Sec. 7.09(vii)        Overcollateralization
                      Total Overcollateralization Amount                                                                0.00
                      Total Required Overcollateralization Amount                                                       0.00

Sec. 7.09(viii)       Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)         Substitution Amounts
                      Group I                                                                                           0.00
                      Group II                                                                                          0.00

Sec. 7.09(ix)         Loan Purchase Price Amounts
                      Group I                                                                                           0.00
                      Group II                                                                                          0.00

Sec. 7.09(x)          Weighted Average Net Coupon Rate
                      Group I                                                                                       8.9520 %
                      Group II                                                                                      8.5995 %

Sec. 7.09(xi)         Monthly Remittance Amount
                      Group I                                                                                   6,321,676.43
                      Group II                                                                                  9,098,855.51

Sec. 7.09(xiii)       Weighted Average Gross Margin - Group II Loans                                                8.6829 %

Sec. 7.09(xiv)        Largest Loan Balance
                      Group I                                                                                     597,302.71
                      Group II                                                                                    763,322.06

Sec. 7.09(xv)         Basic Principal Amount
                      Group I                                                                                   4,811,064.32
                      Group II                                                                                  6,414,456.19

Sec. 7.09(xvi)        Net Wac Cap Carryover Paid
                      Group I                                                                                           0.00
                      Group II                                                                                          0.00

Sec. 7.09(xvi)        Remaining Net Wac Cap Carryover
                      Group I                                                                                           0.00
                      Group II                                                                                          0.00
                      Subordinate                                                                                       0.00




Sec. 7.09(xviii)      Net Wac Cap
                      Group I Net WAC Cap                                                                             7.32 %
                      Group II Net WAC Cap                                                                            7.22 %
                      Subordinate Net WAC Cap                                                                         7.22 %

Sec. 7.09(xix)        Applied Realized Loss Amounts
                      Subordinate Certificates
                      Class M-1                                                                                         0.00
                      Class M-2                                                                                         0.00
                      Class B                                                                                           0.00

Sec. 7.09(xx)         Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                             Group 1
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     46             1,832,604.75                  0.93 %
                                            60-89 days                     14               750,004.90                  0.38 %
                                            90+days                         7               505,078.22                  0.26 %
                                            Total                      67                 3,087,687.87                  1.57 %
                                             Group 2
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     82             6,334,094.41                  1.72 %
                                            60-89 days                     23             2,189,596.80                  0.59 %
                                            90+days                        10               775,613.03                  0.21 %
                                             Total                        115             9,299,304.24                  2.52 %

                                             Group Totals
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                    128             8,166,699.16                  1.44 %
                                            60-89 days                     37             2,939,601.70                  0.52 %
                                            90+days                        17             1,280,691.25                  0.23 %
                                             Total                        182            12,386,992.11                  2.19 %

Sec. 7.09(b)(ii)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                      12              745,396.78                  0.38 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                      20            1,629,312.52                  0.44 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                      32            2,374,709.30                  0.42 %

Sec. 7.09(b)(iii)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                      13            1,049,198.70                  0.53 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                      23            2,273,171.17                  0.62 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                      36            3,322,369.87                  0.59 %

Sec. 7.09(b)(iii)     Balloon Loans
                      Number of Balloon Loans                                                                              121.00
                      Balance of Balloon Loans                                                                         8,612,597.54

Sec. 7.09(b)(iv)      Number and Aggregate Principal Amounts of REO Loans
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Sec. 7.09(b)(v)       Book Value of REO Loans
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00

Sec. 7.09(b)(vi)      Realized Losses
                      Group I
                      Monthly Realized Losses                                                                    9,073.00
                      Cumulative Realized Losses                                                                 9,073.00
                      Group II
                      Monthly Realized Losses                                                                        0.00
                      Cumulative Realized Losses                                                                     0.00

Sec. 7.09(b)(vii)     Net Liquidation Proceeds
                      Group I                                                                                  101,423.94
                      Group II                                                                                       0.00

Sec. 7.09(b)(viii)    60+ Delinquency Percentage (Rolling Three Month)                                           0.9755 %

Sec. 7.09(b)(ix)      Cumulative Loss Percentage
                      Cumulative Realized Losses Since Cut-Off Date                                              9,073.00
                      Aggregate Loan Balance as of the Cut-Off Date                                        600,000,452.50
                      Cumulative Loss Percentage                                                                   0.00 %

Sec. 7.09(b)(x)       Has a Trigger Event Occurred?                                                                    NO

                      1-Month LIBOR for Current Distribution Date                                               1.32000 %


